UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

JAWS MUSTANG ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39975	98-1564586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2340 Collins Avenue Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

(305) 695-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JWSM.U	The New York Stock Exchange American
Class A ordinary shares included as part of the units	JWSM	The New York Stock Exchange American
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JWSM. WS	The New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

Letter of Intent

On March 8, 2024, Jaws Mustang Acquisition Corporation, a Cayman Islands exempted company (“Jaws”) and investment entities affiliated with Starwood Capital Group, a privately-held private equity firm founded and controlled by Barry Sternlicht (collectively, the “Starwood Capital Entities”) that own interests in a portfolio of hotels (the “Initial Portfolio”) comprised of the 1 Hotels properties in Manhattan and Brooklyn, and the De Vere Portfolio in the United Kingdom, issued a joint press release announcing a non-binding letter of intent (“LOI”) for a potential business combination (the “Business Combination”).

Under the terms of the LOI, following the consummation of the Business Combination, the combined public company would be listed on a national securities exchange. Jaws expects to announce additional details regarding the proposed business combination upon the execution of a definitive merger agreement which is expected in the coming weeks.

Completion of the Business Combination is subject to, among other matters, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein, various conditions and contingencies, including securing the Starwood Capital Entities’ requisite investor consents, third party consents and regulatory review, and approval of the transaction by the board of directors and shareholders of Jaws. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by Jaws, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

About The Starwood Capital Entities

The Starwood Capital Entities are investment affiliates of Starwood Capital Group, which is a private investment firm with a core focus on global real estate. The Firm and its affiliates maintain 16 offices in seven countries around the world, and currently have 5,000+ employees. Since its inception in 1991, Starwood Capital Group has raised over $75 billion of capital, and currently has ~$115 billion of assets under management. Through a series of commingled opportunity funds and Starwood Real Estate Income Trust, Inc. (SREIT), a non-listed REIT, the Firm has invested in virtually every category of real estate on a global basis, opportunistically shifting asset classes, geographies and positions in the capital stack as it perceives risk/reward dynamics to be evolving. Starwood Capital also manages Starwood Property Trust (NYSE: STWD), the largest commercial mortgage real estate investment trust in the United States, which has successfully deployed over $95 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Over the past 32 years, Starwood Capital Group and its affiliates have successfully executed an investment strategy that involves building enterprises in both the private and public markets. Additional information can be found at www.starwoodcapital.com.

About Jaws

Jaws (NYSEA: JWSM), led by Chairman Barry S. Sternlicht and Chief Executive Officer Andrew Klaber, is a special purpose acquisition company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information about the Transaction and Where to Find It

This report relates to the potential Business Combination involving the Starwood Capital Entities and Jaws. If a legally binding definitive agreement with respect to the potential Business Combination is executed, Jaws, or another party to the potential Business Combination, intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus. This report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Jaws or the Starwood Capital Entities has filed or will file with the SEC or send to its shareholders or investors in connection with the potential Business Combination. This document does not contain all the information that should be considered concerning the potential Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, JAWS’ SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY JAWS WITH THE SEC IN CONNECTION WITH THE POTENTIAL BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE POTENTIAL BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION AND THE PARTIES TO THE POTENTIAL BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Jaws as of a record date to be established for voting on the potential Business Combination. Additionally, Jaws will file other relevant materials with the SEC in connection with the potential Business Combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the potential Business Combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Jaws’ shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Jaws, 2340 Collins Avenue, Miami Beach, FL 33139.

Participants in the Solicitation of Proxies

This report may be deemed solicitation material in respect of the proposed Business Combination. Jaws and Starwood Capital Entities and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders in connection with the proposed Business Combination. Jaws’ shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Business Combination of Jaws’ directors and officers in Jaws’ filings with the SEC, including Jaws’ initial public offering prospectus, which was filed with the SEC on February 3, 2021, Jaws’ subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jaws’ shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the proposed Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This report is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The potential Business Combination is expected to be implemented solely pursuant to a legally binding definitive agreement which is expected to be filed as an exhibit to a Current Report on Form 8-K by Jaws, and which is expected to contain the full terms and conditions of the potential Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of the combined public company and the Initial Portfolio, including as they relate to the potential Business Combination and related transactions, pricing and market opportunity, the completion of the potential Business Combination and related transactions, the level of redemptions by Jaws’ public shareholders and the timing of the completion of the proposed Business Combination, including the anticipated closing date of the proposed Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Jaws’ and the Starwood Capital Entities’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Financial Data and Use of Projections and Illustrative Presentations

If a legally binding definitive agreement with respect to the potential Business Combination is executed, the financial information and operating metrics contained in this presentation may be adjusted in or may be presented differently in the Registration Statement which may be filed by Jaws relating to the potential Business Combination and the proxy statement/prospectus contained therein, and such adjustments may be material. In addition, this report includes estimates of certain financial metrics of the Initial Portfolio that may differ from the Initial Portfolio’s actual financial metrics presented in any such proxy statement/prospectus. The financial projections, estimates, targets and illustrative presentations in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies. The financial projections represent the view of the Starwood Capital Entities’ management as of the date hereof. While all financial projections, estimates, targets and illustrative presentations are necessarily speculative, the Starwood Capital Entities believe that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates, targets and illustrative presentations in this report should not be regarded as an indication that the Starwood Capital Entities, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events. Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2024

JAWS MUSTANG ACQUISITION CORPORATION

By:	/s/ Andrew Klaber
Name:	Andrew Klaber
Title:	Chief Executive Officer